ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HOT OIL SERVICE


HEAT WAVES

August 2017

ENSV
LISTED
NYSE AMERICAN

Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of Enservco Corporation's ("Enservco" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report on Form 10-K.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

ENSERVCO

Company At a Glance

ENSERVCO is a leading provider of well stimulation and fluid management services to domestic onshore conventional and unconventional oil and gas customers.

Operating Subsidiaries			
	HEAT WAVES Hot Oil Service, LLC	DILLCO Fluid Service Inc.	HEATWAVES Water Management, LLC
% of 2016 Revenue	▪ 84%	▪ 16%	▪ Launched January 2016 ▪ 5% of Revenue 6-mo. YTD 2017
Primary Services	▪ Frac water heating ▪ Hot oiling ▪ Acidizing ▪ Pressure testing	▪ Fluid hauling ▪ Fluid disposal ▪ Frac tank rental ▪ Well-site construction	▪ Water transfer ▪ Bacteria and scaling treatment - HydroFLOW®
Service Areas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma, Texas, Nevada	▪ Colorado, Kansas, Oklahoma, Texas	▪ Colorado, Pennsylvania, North Dakota, Montana, Wyoming, Nebraska, West Virginia, Ohio, Kansas, New Mexico, Oklahoma, Texas, Nevada

ENSERVCO

Notable Events in Company History

Year	Events
2017	➢ New CEO and CFO hired ➢ New $30 million credit facility signed with East West Bank ➢ Water Management revenues begin to ramp ➢ Expansion into Austin Chalk formation
2016	➢ Named 2016 Oilfield Services Company of the Year for Texas Region ➢ Launched Heat Waves Water Management Division ➢ Acquired exclusive rights to HydroFLOW® bacteria & scaling treatment system
2015	➢ Completion of fleet expansion: fleet size and revenue capacity doubles ➢ Expansion into Eagle Ford Basin in Texas
2014	➢ Record revenue of $56.6M and adjusted EBITDA of $11.5M ➢ $16 million Capex program facilitating major expansion of service fleet ➢ $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale ➢ Commercializes LNG, CNG and well-gas fueling options for frac water heating units
2013	➢ Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins ➢ Named Rocky Mountain Region's Service Company of the Year for 2013
2012	➢ Service territory expanded into Utica Shale and Mississippi Lime regions
2011	➢ Opens major operation centers in southern Bakken Shale and Niobrara Shale fields
2010	➢ Became publicly traded company ➢ Commenced operations in Marcellus Shale region
2007	➢ Acquired 35-year-old Dillco Fluid Services, the leading provider of water hauling, fluid disposal, frac tank rental, and well-site construction services in the Hugoton Basin
2006	➢ Acquisition of Heat Waves Hot Oil Service

HEATWAVES Water Management, LLC

4th Annual OIL & GAS AWARDS Texas WINNER

OIL & GAS AWARDS WINNER Rocky Mountain 2013

ENSERVCO

DILLCO

HEAT WAVES Hot Oil Service, LLC

Key Stock Data

Stock Data

NYSE American	ENSV
52-week range*	$0.21 - $0.79
Recent price*	$0.36
Avg. volume (3 mo.)*	117,500
Shares – outstanding	51.1 M
Market cap*	$18.4 M
Fiscal year end	December 31

Research Coverage

Euro Pacific Capital – Bhakti Pavani

ENSV
LISTED
NYSE AMERICAN

*52-week range, recent price, volume and market cap data as of August 12, 2017, and subject to change.

ENSERVCO

New, Experienced Leadership Team

ENSERVCO has a seasoned, lean management team with decades of experience; new CEO and CFO in 2017

Ian Dickinson
Chief Executive Officer

- Joined the Company in 2017 with more than 20 year of senior executive experience with public and private companies
- Background in private equity, oilfield equipment, M&A, finance
- Extensive experience in energy sector; former CEO of Premier Oilfield Equipment
- Strong relationships with oil and gas E&Ps throughout the U.S.

Tucker Franciscus
Chief Financial Officer

- Joined the Company in 2017
- Background includes financial management, private equity, strategic planning, mergers and acquisitions, investment banking, public company financing, and SEC reporting
- Most recently CFO of Tracker Resource Development III and N.A. Petroleum Company (Petroflow Energy)

Austin Peitz
Senior Vice President, Field Operations

- More than 18 years of operational experience with ENSERVCO
- Responsible for all field operations
- Designed proprietary heating systems used in ENSERVCO's frac water heaters and hot oiling trucks
- Managed opening of all the Company's locations

ENSERVCO

Competitive Landscape

- All regions are highly competitive
- Primarily ‘mom and pop’ and regionally focused providers
- Industry consolidation trend offers opportunity

- ENSERVCO’s competitive advantages
  - ✓ Diversified services portfolio enables convenience and competitive one-stop-shop for customers
  - ✓ Modern equipment fleet
  - ✓ MSAs & strong relationships with leading E&Ps throughout the U.S.
  - ✓ Low employee turnover

Growth Strategy

- Maximize utilization and operating efficiencies
- Increase capacity of current services via organic expansion or M&A
- Add complementary service lines through strategic M&A
  - ✓ Diversify service mix
  - ✓ Continue to stress balance between recurring revenue and drill/completion-dependent service lines
  - ✓ Reduce seasonal impact on revenue streams
  - ✓ Emphasis on high-margin services
- Increase the number of services provided to each customer through services integration, which lowers costs and streamlines procurement for customers
- Continue customer-driven geographic expansion with Austin Chalk first priority

ENSERVCO

Leading National Provider

- National provider with broad service offerings
- Operations in 10 highly active oil and gas fields
- Mobile equipment fleet enables Company to address customer demand shifts quickly
- Ability to enter new geographies supported by embedded growth within existing customer base


North Dakota
5
Wyoming
7
Colorado
1 2
Kansas
4 3
10
New Mexico
Oklahoma
Texas
9
8
Pennsylvania
6

	Frac Water Heating	Hot Oiling	Acidizing	Water Hauling	Water Transfer
Colorado 1. Denver *Headquarters* 2. Platteville *D-J Basin & Niobrara Shale*	✓	✓		✓	✓
Kansas 3. Garden City *Mississippi Lime North Texas*	✓	✓	✓	✓	
4. Hugoton *Hugoton Gas Field*		✓	✓	✓	
North Dakota 5. Killdeer *Bakken Shale*	✓	✓		✓	✓
Pennsylvania 6. Carmichaels *Marcellus Shale & Utica Shale*	✓	✓		✓	✓
Wyoming 7. Rock Springs *Jonah Field & Powder River Basin*	✓	✓	✓	✓	✓
Texas/New Mexico		✓	✓		✓
8. Jourdanton, TX *Eagle Ford Shale*		✓	✓		✓
9. College Station *Austin Chalk Formation*		✓	✓		✓
Oklahoma 10. Okarche *Stack/Scoop – Anadarko Basin*	✓	✓	✓		✓

Service Line: Hot Oiling

Service Overview

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks; helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

Key Highlights

- 35% of 2016 revenue
- 56 hot oil trucks
- 11 locations served



ENSERVCO

Service Line: Frac Water Heating

Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

Key Highlights

- 27% of 2016 revenue
- 81 burner boxes(1)
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

ENSERVCO

Service Line: Acidizing

Service Overview

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

Key Highlights

- 9% of 2016 revenue
- 7 acid transports
- 7 locations served



Service Line: Water Transfer

Service Overview

- Provides safe, uninterrupted water flow for hydraulic fracturing
- Experienced team of safety-minded operators to ensure the highest service quality
- 12”, 10” and 8” no-leak, lay-flat hose and aluminum pipe
- High capacity with rapid deployment systems
- Pump rates up to 120 BPM

Key Highlights

- Has grown to 5% of revenue (6-mo. YTD 2017) since 2016 launch
- 8 water transfer “packages/crews”[(1)]
- 3 locations served
- Offsets seasonality of the frac water heating business







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

ENSERVCO

Service Line: Water Hauling Services

Service Overview

- Transport water to fill frac tanks and reservoirs at well locations
- Transport production water to disposal wells
- Move drilling and completion fluids to and from well locations
- Transport flowback fluids from well site to disposal wells
- Utilized during both completion and production life of a well

Key Highlights

- 17% of 2016 revenue
- 60 water hauling trucks (transports)
- 8 basins served





ENSERVCO

Service Line: HydroFLOW®

Service Overview

- Uses patented technology to remove bacteria and scale from fresh and recycled water with significant bacteria kill rate
- Chemical-free process offers E&Ps a lower-cost, environmentally friendly alternative to conventional means of preventing destructive scaling and corrosion
- Mobile laboratory conducts in-field testing to provide quantitative measure of living bacteria and determine need for chemicals


System Configuration
(Fix to wall)
Electric Power Supply
3m (10') Power Cable
Junction box*
3m (10') Interconnecting Cable
PIPEWORK
* HM Range utilizes a customized surge protector

Key Highlights

- Exclusive U.S. marketing rights for frac water and injection well applications
- No additional investment in equipment required for remainder of 2017

Diversified Platform Positioned for Growth

← *One-time, drill/completion-dependent* → ← *Recurring services critical to maintenance and ongoing operations* →



Frac Water Heating | Water Transfer | Hot Oiling | Acidizing | Water Hauling

Fiscal 2014 | **Fiscal 2015** | **Fiscal 2016** | **6-mo. YTD 2017**



15%
5%
24%
56%
4%
15%
4%
30%
47%
13%
1%
27%
15%
9%
35%
5%
9%
6%
27%
51%
Frac water heating
Hot oiling
Water Hauling
Acidizing
Water Transfer
Construction & Other

Well-Balanced Revenue Mix


Revenue Mix
56%
44%
47%
53%
27%
73%
56%
44%
FY 2014
FY 2015
FY 2016
6-months YTD 2017

Completion Services

- Consists of high margin frac water heating and water transfer services
- Drill/completion-dependent, one-time activities
- Further differentiated on bi-fuel capabilities
- Drives margin expansion and operating cash flows

Production & Maintenance Services

- Includes hot oiling, acidizing, water hauling, and other services
- Recurring services needed for ongoing maintenance
- Strong margins for hot oiling and acidizing
- Allows Company economic diversification and helps reduce seasonality

ENSERVCO

Service Revenue by Basin

January 1 thru December 31


Revenue by Basin as a Percent of Total Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
FY 2014
FY 2015
FY 2016
6-mo. YTD 2017
Bakken
DJ - Niobrara
Marcellus/Utica
Hugoton/Miss. Lime
Powder River/Green River
Eagle Ford

Note: Amounts are net of revenue generated from pass through of propane costs.

Equipment Overview

Revenue capacity has nearly doubled with addition of 60 well enhancement units and 8 water transfer units to the fleet

Diversified Equipment
- 50% Production & maintenance
- 40% Completion related
- 10% Support (Semi's/Pickups/Trailers)

Equipment fleet valued at $33.5 million in 2017 Hilco appraisal

Young fleet with average age of 5 years for frac water heaters, hot oilers and acidizers; average unit life is 15-20 years.


Equipment Unit Count
90
80
70
60
50
40
30
20
10
0
49
81
31
56
4
7
-
8
65
65
Frac Heating
Hot Oiling
Acidizing
Water Transfer
Water Hauling
2014
Current

ENSERVCO

2017 Financial Highlights

Revenue and Adjusted EBITDA Growth for 6 months ended June 30


Revenue
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2017
2016


Adjusted EBITDA
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
-$500,000
-$1,000,000
-$1,500,000
2017
2016

Reconciliation of Non-GAAP Measures

Adjusted EBITDA Reconciliation

EBITDA	**Q2 2017**	Q2 2016	**YTD 2017**	YTD 2016
Net Income (Loss)	**$ (2,527,357)**	$ (2,380,651)	**$ (2,477,000)**	$ (3,456,220)
Add Back (Deduct)				
Interest Expense	**499,288**	500,783	**1,209,705**	873,451
Provision for income taxes (benefit) expense	**(1,018,644)**	(1,239,865)	**(991,529)**	(1,808,707)
Depreciation and amortization	**1,674,875**	1,617,620	**3,251,304**	3,365,592
EBITDA*	**(1,371,838)**	(1,502,113)	**992,480**	(1,025,884)
Add Back (Deduct)				
Stock-based compensation	**329,928**	167,071	**445,755**	317,504
Severance and transition costs	**767,755**	-	**767,755**	-
Patent litigation and defense expenses	**24,542**	39,446	**67,230**	75,612
(Gain) on sale of disposal of equipment	**-**	(233,473)	**-**	(233,473)
Interest and other income	**(36,787)**	(5,010)	**(41,979)**	(7,006)
Adjusted EBITDA*	**(286,400)**	(1,534,079)	**$ 2,231,241**	$ (873,247)

* As used herein, Adjusted EBITDA is calculated as net income attributable to Enservco before interest, income taxes, depreciation, amortization and further excludes non-cash compensation, impairments, gain (loss) on sale of assets, patent litigation and defense costs, severance and transition costs and income or loss on derivative contracts. Adjusted EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

ENSERVCO

ENSV Shareholder Overview

ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 32 at June 30, 2017.

Partial list of ENSERVCO's institutional shareholders as of June 30, 2017:

Institution	Shares Held
Cross River Capital Management	9,684,017
AWM Investment	3,458,206
Hunter Associates	2,700,000
Putnam Investment	2,666,832
Perkins Capital Management	1,214,182
Vanguard Group	556,120
Alyeska Investment	486,901
Granahan Investment Management	337,506
BlackRock Fund Advisors	313,904
Elkfork Partners	265,200
USAA Asset Management	255,800
Glen Harbor Capital	218,400
Tiverton Asset Management	203,800
Meadow Creek Investment	171,600
Flinton Capital	124,800

ENSERVCO

Customers

ENSERVCO serves 360+ customers nationwide, including 145+ under Master Service Agreements. Below is a representative sampling

Investment Highlights

- National footprint affords exposure to most prolific basins
- Diversified services mix includes recurring maintenance and drill/completion-dependent revenue streams
- Track record of customer-driven expansion into new operating areas
- Successfully competes on a basis of quality and service, earning repeat business and higher margins
- New executive management team in 2017
- New $30 million credit facility in 2017 strengthens balance sheet
- Renewed revenue and adjusted EBITDA momentum in 2017
- Attractive growth opportunities

ENSERVCO

ENSERVCO


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES
HOT OIL SERVICE


HEAT WAVES

Contacts:

Ian Dickinson
Chief Executive Officer
ENSERVCO Corporation
720-974-3419
idickinson@enservco.com

Tucker Franciscus
Chief Financial Officer
ENSERVCO Corporation
720-974-3408
tfranciscus@enservco.com

Jay Pfeiffer
Pfeiffer High Investor Relations
303-880-9000
jay@pfeifferhigh.com